UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 17, 2010


                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
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              (Exact name of registrant as specified in its charter)

                                     NEVADA
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                  (State or other jurisdiction of incorporation)

          1-14244                                       84-1214736
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  (Commission File Number)                 (I.R.S. Employer Identification No.)


              810 N. FERRELL DRIVE, PALM SPRINGS, CALIFORNIA 92262
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               (Address of principal executive offices) (Zip Code)

                                 (760) 327-5284
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              (Registrant's telephone number, including area code)


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               (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))



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                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

SECTION 2.   FINANCIAL INFORMATION.............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS....................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
                 STATEMENTS....................................................1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................1

SECTION 6.   [RESERVED]........................................................1

SECTION 7.   REGULATION FD.....................................................1

SECTION 8.   OTHER EVENTS......................................................1
                        Item 8.01 Other Events- Shareholders Update

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................1


SIGNATURES.....................................................................1

SECTION 8. OTHER EVENTS

         Item: 8.01 Shareholder Update

The Companies Management and the Board of Directors would like to assure its shareholders that "ESP" is working with Farber Hass Hurley LLP (FHH), the Company's new accountant, to become fully reporting as rapidly as possible. FHH is in the process of working with a working group, within the Company to complete the audit of the Company's financial statements for the year ended December 31, 2009, and the restatement of the financial statements for the years ended December 31, 2008 and December 31, 2007. We intend to keep our loyal shareholders' up to date frequently during this process and the Company intendeds to be fully reporting in 30 days.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                    ENVIRONMENTAL SERVICE PROFESSIONALS, INC.
                  --------------------------------------------
                                  (Registrant)

Date:  May 17, 2010


                                       /s/ Edward L. Torres
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                                       Edward L. Torres, Chief Executive Officer




















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